UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2017 (May 18, 2017)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On May 18, 2017, pursuant to the Agreement and Plan of Merger, dated as of November 1, 2016 (as subsequently amended, the “Merger Agreement”), among Tecogen Inc. (“Tecogen”), Tecogen.ADGE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Tecogen (“Merger Sub”), and American DG Energy Inc., a Delaware corporation (“ADGE”), Merger Sub merged with and into ADGE (the “Merger”). At the effective time of the Merger, the separate corporate existence of Merger Sub ceased, and ADGE continued as the surviving corporation in the Merger and as a wholly-owned subsidiary of Tecogen. The effective time of the Merger was 5:00 p.m. (eastern time) on May 18, 2017.

Item 1.01.    Entry into a Material Definitive Agreement
See disclosure included in Item 2.03 below, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 18, 2017, pursuant to the Merger Agreement, Merger Sub merged with and into ADGE. At the effective time of the Merger, the separate corporate existence of Merger Sub ceased, and ADGE continued as the surviving entity in the Merger and as a wholly-owned subsidiary of Tecogen. The effective time of the Merger was 5:00 p.m. (eastern time) on May 18, 2017.
Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of ADGE common stock, $.001 par value per share, was automatically converted into the right to receive 0.092 shares of common stock, $.001 par value per share, of Tecogen (the “Exchange Ratio”), with cash paid in lieu of any fractional shares. As a result of the Merger, Tecogen expects to issue approximately 4,662,937 shares of Tecogen common stock. Based on the closing price of $3.99 per Tecogen common share on the NASDAQ on May 17, 2017, the last trading day before the date of the closing of the Merger, the aggregate value of the consideration to be paid in connection with the Merger to former holders of ADGE common stock is approximately $18.6 million. Upon consummation of the Merger, ADGE stock options and other equity awards converted into stock options and equity awards with respect to Tecogen common shares, after giving effect to the Exchange Ratio.
Upon the closing of the Merger, the shares of ADGE common stock, which previously traded under the ticker symbol “ADGE” on the NYSE MKT, ceased trading on, and were delisted from, the NYSE MKT.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Tecogen’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2016, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.
ADGE, which, after the Merger, is a subsidiary of Tecogen, is the borrower under that certain revolving line of credit agreement entered into on December 22, 2016, between ADGE and John N. Hatsopoulos (the “Credit Agreement”). On December 22, 2016, ADGE borrowed $850,000 in accordance with the terms of the Credit Agreement. On February 27, 2017, Mr. Hatsopoulos terminated the Credit Agreement. The outstanding balance bears interest at 6%, payable quarterly and is due in full on May 25, 2018. ADGE may prepay any amount of the borrowing at any time without penalty. Mr. Hatsopoulos is co-Chief Executive Officer of each of ADGE and Tecogen and a member of the board of directors of each of ADGE and Tecogen.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective immediately after the consummation of the Merger, Ms. Bonnie Brown, age 54, was appointed by Tecogen’s board of directors to serve as Tecogen’s Chief Accounting Officer, Treasurer, and Secretary. Ms. Brown served as ADGE’s Chief Financial Officer, Treasurer and Secretary since September 2015. From September 2015 to January 2017, Ms. Brown served as Chief Financial Officer, Treasurer, and Secretary of EuroSite Power Inc. Ms. Brown was a Financial Advisor at Barker Financial Group, a strategic wealth management advisement company, from July 2014 to September 2015. From 2009 to December 2014, Ms. Brown served as the Chief Financial Officer of Ilios Inc. She joined Tecogen as its Controller in 2005 and became the Chief Financial Officer in 2007 and remained in that position until December 2014. Prior to

2005, Ms. Brown was a partner at Sullivan Bille PC, a regional accounting firm, for 15 years where she provided financial, accounting, audit, tax, and business consulting services for mid-sized companies.
There are no arrangements or understandings between Ms. Brown and any other person pursuant to which she was selected as an officer. Ms. Brown does not have any family relationship with any director or other executive officer of Tecogen or any person nominated or chosen by Tecogen to become a director or executive officer. There are no transactions in which Ms. Brown has an interest requiring disclosure under Item 404(a) of Regulation S-K, other than in her role as an officer of ADGE in connection with the Merger.
Effective immediately after the consummation of the Merger, pursuant to the terms of the employment agreement entered into as of December 1, 2016, between Tecogen and Mr. David A. Garrison, Mr. Garrison resigned as Chief Financial Officer, Treasurer, and Secretary of Tecogen. He also resigned as an officer and/or director of any affiliate of Tecogen. The resignation of Mr. Garrison was not as a result of any disagreement with Tecogen on any matter relating to its operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2017, Tecogen conducted its special meeting of stockholders (the “Special Meeting”) for the purpose of consideration of the approval of the issuance of the shares of Tecogen common stock contemplated by the Merger Agreement (the “Tecogen Shares Issuance Proposal”).
The Tecogen Share Issuance Proposal submitted to stockholders was approved with the following votes:

Votes For	Votes Against	Votes Abstaining
10,897,055	109,242	6,300

Item 8.01.    Other Events
Attached hereto as Exhibit 99.1 is the press release, dated May 18, 2017 relating to the results of the Special Meeting and the consummation of the Merger.

Item 9.01.     Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired
Tecogen intends to file the financial statements of ADGE required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
Tecogen intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

FORWARD-LOOKING STATEMENTS
Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of management of Tecogen regarding, among other things, the Merger and the business of Tecogen and ADGE, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the possibility that the anticipated benefits from the Merger may not be realized or may take longer to realize than expected; (2) unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Merger Agreement; (3) each of Tecogen’s and ADGE’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments; (4) increases in each of Tecogen’s and ADGE’s cost of borrowing as a result of changes in interest rates and other factors; (5) each of Tecogen’s and ADGE’s ability to pay down, refinance, restructure and/or extends its indebtedness as it becomes due; (6) the outcome of any legal proceedings instituted against Tecogen or ADGE or any of their related parties following the completion of the Merger; (7) the nature and extent of future competition; (8) changes in general economic conditions and/or economic conditions in the markets in which each of Tecogen and ADGE may, from time to time, compete and the effect of those changes on the Tecogen’s and ADGE’s revenues and Tecogen’s ability to access the capital markets or other sources of funds; and (9) and other factors described in Tecogen’s and ADGE’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in Tecogen’s and ADGE’s respective annual reports on Form 10-K for the year ended December 31, 2016. Other risks associated with the transaction with ADGE are also discussed in the definitive joint proxy statement/prospectus that Tecogen filed with the SEC on Form 424B3 on April 27, 2017 and ADGE filed with the SEC on Schedule 14A on April 28, 2017, in each case in connection with the Merger.
(d)    Exhibits
The registrant hereby files the following exhibits:

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated November 1, 2016, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to Tecogen’s Current Report on Form 8-K, as filed with the SEC on November 2, 2016.)

2.2
Amendment 1 to the Agreement and Plan of Merger, dated as of March 23, 2017, among Tecogen, Inc., Tecogen.ADGE Acquisition Corp. and American DG Energy, Inc. (Incorporated by reference to Tecogen’s Current Report on Form 8-K, as filed with the SEC on May 24, 2016.)

10.1	Form of Line of Credit Agreement between American DG Energy Inc. and Mr. John Hatsopoulos. (Incorporated by reference to ADGE’s Current Report on Form 8-K, as filed with the SEC on December 28, 2016.)
99.1	Press release, dated May 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
May 19, 2017	Bonnie Brown, Chief Accounting Officer